UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2011

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Astoria Financial Corporation (the “Company”) was held on May 18, 2011.  As of the record date, there were a total of 98,478,119 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting 91,904,222 shares of common stock were represented in person or by proxy, therefore a quorum was present.  The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal is noted below.

Proposal 1 – Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2014, or when their successors are otherwise duly elected and qualified.  The three directors having received the requisite vote of a plurality of the shares represented in person or by proxy and entitled to vote, as indicated below, were elected to serve as directors of the Company.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
George L. Engelke, Jr.	67,127,444	14,764,815	0	16,585,860
Peter C. Haeffner, Jr.	66,355,864	15,536,395	0	16,585,860
Ralph F. Palleschi	66,409,314	15,482,945	0	16,585,860

Proposal 2 – Approval of an amendment to the 2005 Re-Designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation.

The amendment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
63,400,988	18,027,767	463,504	16,585,860

Proposal 3 – Approval, on a non-binding basis, of the compensation of the Company’s named executive officers.

The non-binding vote to approve the compensation of the Company’s named executive officers was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
53,074,548	28,155,792	661,919	16,585,860

Proposal 4 – Approval,  on a non-binding basis, of the frequency of future shareholder advisory votes to approve the compensation of named executive officers.

The non-binding vote to determine the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers is based on the highest number of votes cast by shareholders represented in person or by proxy and entitled to vote.  Based on the vote indicated below, the results of the future advisory shareholder votes to approve the compensation of the Company’s named executives is every year.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
60,119,405	1,780,430	19,304,154	688,270	16,585,860

Proposal 5 – The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
86,830,863	4,816,779	256,580	6,573,897

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham
First Vice President and Director of Investor Relations

Dated:  May 18, 2011